SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2004

Carriage Services, Inc.

(Exact name of registrant as specified in is charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 St. James Place, 4th Floor Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:
(713) 332-8400

Item 7.                  Financial Statements and Exhibits.

(a)                        Not applicable

(b)                       Not applicable

(c)                        Exhibits

Item	Description

99.1	Notice to Directors and Executive Officers dated February 27, 2004

Item 11.            Temporary Suspension of Trading Under Registrant’s Benefit Plans

On February 27, 2004, Carriage Services, Inc. (the “Company”) sent a Notice to its Directors and Executive Officers (Executive Officers defined as those officers subject to Section 16 of the Securities Exchange Act of 1934, as amended) informing them that a blackout period is expected to be in effect beginning March 17, 2004 and ending during the week beginning April 11, 2004, restricting them from transferring common stock of the Company during such period. The notice was provided pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR promulgated under the Securities Exchange Act of 1934, as amended. A copy of the notice sent to Directors and Executive Officers is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

During the blackout period and for a period of two years after the ending date of the blackout period, a security holder or other interested party may obtain, without charge, the actual beginning date and ending date of the blackout period by contacting Terry Sanford, Vice President and Corporate Controller, Carriage Services, Inc., 1900 St. James Place, 4th Floor, Houston, Texas 77056, (713)332-8400.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Date: February 27, 2004	By:	/s/JosephSaporito
Joseph Saporito
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Notice to Directors and Executive Officers dated February 27, 2004